Fees Summary	Aug. 15, 2025 USD ($)
Fees Summary [Line Items]
Previously Paid Amount	$ 1,551.53
Total Fee Amount	1,551.53
Total Transaction Valuation	10,134,084.80
Total Offset Amount	0.00
Net Fee	$ 0.00